SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Scientific Learning Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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SCIENTIFIC LEARNING CORPORATION

300 Frank H. Ogawa Plaza Suite 600 Oakland, CA 94612

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on Tuesday, June 2, 2009

Dear Stockholder,

The 2009 Annual Meeting of Stockholders of Scientific Learning Corporation will be held at the principal offices of Scientific Learning, 300 Frank H. Ogawa Plaza, Suite 600, Oakland, CA 94612, on Tuesday, June 2, 2009, at 10:00 a.m. Pacific time.

Proposals to be considered at the Annual Meeting:
(1)	To elect nine (9) directors to serve until the 2010 annual meeting of stockholders of the Company.
(2)	To approve our 1999 Equity Incentive Plan, as amended to increase the number of shares authorized by 1,250,000.
(3)	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for 2009.
(4)	To consider and act upon any other business that may properly come before the meeting and any adjournment(s) thereof.

The Board of Directors recommends a vote “FOR” each of the nominees and Proposals 2 and 3.

*Stockholders are cordially invited to attend the Annual Meeting and vote in person.
You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Vote in Person:	Vote Your Proxy on the Internet:

If you are a stockholder of record, you may vote in person by attending the meeting and requesting a ballot. If your shares are held of record by a broker or other nominee, you must obtain a proxy issued in your name from that record holder in order to vote in person at the meeting.

Go to www.continentalstock.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

COMPANY ID:

PROXY NUMBER:

The Proxy Materials are available for review at:	ACCOUNT NUMBER:
http://www.cstproxy.com/scilearn/2009

SCIENTIFIC LEARNING
CORPORATION
300 Frank H. Ogawa Plaza
Suite 600
Oakland, CA 94612

Important Notice Regarding the Availability Of Proxy Materials For the Shareholder Meeting to Be Held On June 2, 2009

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 26, 2009 to facilitate a timely delivery.

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/scilearn/2009

-	the Company’s Annual Report for the year ending December 31, 2008.
-	the Company’s 2009 Proxy Statement (including all attachments thereto).
-	the Proxy Card.
-	any amendments to the foregoing materials that are required to be furnished to stockholders.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID, 9-digit proxy number and 10-digit account number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0690, or
By logging on to http://www.cstproxy.com/scilearn/2009 or
By email at: proxy@continentalstock.com

Please include the company name and your account number in the subject line.